C A L A M O S
                           [PICTURE]
CONVERTIBLE  PORTFOLIO







SEMI-ANNUAL REPORT
June 30, 2000









[LOGO]  CALAMOS(R) FINANCIAL SERVICES, INC.
        1111 East Warrenville Road
        Naperville, Illinois 60563-1493
        1.800.582.6959
        www.calamos.com

CALAMOS CONVERTIBLE PORTFOLIO
-----------------------------
A message from the President




          Dear Contract Owners:

                   The CALAMOS Convertible Portfolio available through the Kansas City Life Century II Variable Products gained 3.9% during the six-month period from January 1 through June 30, 2000.

                   In an economic environment of low inflation and low interest rates combined with a highly volatile stock market, the CALAMOS Convertible Portfolio performed very well against traditional market measures, the S&P 500 at -0.4% and the disappointing Nasdaq at -2.5%.(1) The Portfolio also compared favorably to the Value Line Convertible Index,(2) up 1.07 % for the same period, and in line with the Lehman Brothers Government/Corporate Bond Index, up4.2%.(3)

                   Because of their unique nature, convertibles are the strategy of choice at CALAMOS. Convertible bonds allow the holder of the bond to convert to the underlying common stock at any time. This feature offers the upside potential of the equity markets, while convertibles' fixed-income characteristics help provide downside protection.* Based on our disciplined investment process, which balances risk with reward, we seek opportunities that strive to preserve assets while providing excellent long-term performance.

                   Record levels of new convertibles have provided us with a wealth of opportunity. Ninety- two new issues totaling $35 billion came to market in the first six months of 2000 alone, outpacing the $40 billion record set for all of 1999. In addition, high-grade convertible issuance has rebounded in the last several months, helping to improve the overall credit distribution in the convertible market.

                   During the past six months, total assets under management for institutional and individually managed accounts by CALAMOS ASSET MANAGEMENT, INC., the advisor to the CALAMOS Convertible Portfolio, have grown to $5.6 billion. At the same time, we added staff and strengthened our infrastructure to respond to our growing number of clients and their expanding portfolios. Ever-advancing technological capabilities also benefited our research, enabling our portfolio managers to monitor over 500 companies and 1,600 convertible issues on a daily basis to help identify the most promising opportunities.



          * Convertible securities tend to appreciate less than equity securities in rising stock markets.

         For more than two decades, CALAMOS ASSET MANAGEMENT, INC. has helped investors pursue financial success while managing risk through our disciplined convertible investment strategy. We are pleased to be a part of the Century II fund choices and thank you for your continued confidence in the CALAMOS Convertible Portfolio.



         Sincerely,


         /s/ John P. Calamos

         John P. Calamos
         President and Chief Investment Officer
         August 10, 2000

(1) S&P 500: The S&P 500 is an unmanaged index generally considered representative of the U.S. stock market. Nasdaq: The Nasdaq Composite Index measures the performance of all issues listed in the Nasdaq Stock Market, except for rights, warrants, units and convertible debentures.

(2) THE VALUE LINE CONVERTIBLE INDEX is an equally weighted index of the largest 585 convertibles. Selection is based on issue size and trading statistics. The index represents 90% of the market. Source: Frank Russell Company.

(3) THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX is composed of all bonds that are rated investment-grade (Baa or higher by Moody's and BBB or higher by S&P if not rated by Moody's); issues must have at least one year to maturity.
Source: Frank Russell Company.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

         MANAGEMENT REVIEW & OUTLOOK
         ---------------------------

         WHAT ARE CONVERTIBLE SECURITIES AND WHO SHOULD INVEST IN THEM? Convertible securities are hybrid securities that combine the characteristics of both stocks and bonds with the option to convert the security into a specified number of common stock shares. Therefore, they offer the potential for excellent opportunities in both worlds, that is, participation in the growth of a stock's value while earning income from the bond. The equity component provides excellent upside return potential while the fixed-income features help both to reduce downside risk and help preserve your assets. Of course, there are also risks associated with investments in convertible securities, such as the risk that the issuing company will become insolvent.

         In managing a convertible portfolio, risk/reward measures the relationship of the portfolio's upside potential versus the potential downside protection provided by convertibles' fixed-income characteristics. At CALAMOS, we maintain a favorable risk/reward ratio by taking profits on convertibles that have increased in price and become more equity sensitive and replacing them with convertibles closer to par with stronger fixed-income features. This strategy allows the funds to be appropriately aggressive while retaining defensive characteristics.

         Since the performance of convertibles does not correlate directly to that of the stock or bond markets, they may help diversify a portfolio. A convertible portfolio may benefit moderately conservative investors who seek fixed income with favorable risk characteristics while desiring equity participation and the potential for capital appreciation.

         HOW DOES MANAGEMENT SELECT ISSUES FOR THE PORTFOLIO?
         Because convertibles share characteristics of both bonds and equities, to analyze a convertible thoroughly is significantly more complex than looking at either of its two components individually. But at CALAMOS, evaluating an issue's bond and stock aspects is just the beginning. We must then assemble the diverse building blocks into a cohesive portfolio.

         We approach this challenge with a disciplined, proprietary investment process, the CALAMOS Convertible Evaluation System, supported by a series of quantitative models we've built and tested over time. Each of its four steps focuses on a specific element of the convertible candidate:

         1. PROTECTION OF PRINCIPAL. First, credit analysis plays a significant role in evaluating convertible securities. In this step, we look strictly at the fixed-income attributes to assess the potential protection of principal that the proposed issue may offer.

         2. COMPANY GROWTH PROSPECTS. We analyze the underlying equity component of the issue by quantifying the company's growth prospects: earnings potential, cash flow return on capital, and expected return. This allows our analysts to concentrate on management and other qualitative factors.

         3. RISK/REWARD. Based on Contingent Claims Option Theory, the CALAMOS Convertible Model determines the fair value of the security. It integrates the credit and equity analyses with convertible evaluation to ascertain the most probable range of price movements over the expected investment time horizon--assessing the individual risk/reward range and the convertible's over-or undervaluation.

         4. CONVERTIBLE FIT WITHIN OVERALL PORTFOLIO. Finally, we analyze the convertible's fit within the overall portfolio, reviewing the risk/reward parameters relative to specific client guidelines, macroeconomic factors and the impact on the portfolio's industry group and economic sector design.

         WHAT SIGNIFICANT FACTORS IMPACTED THE CALAMOS CONVERTIBLE PORTFOLIO? The second quarter of the new millennium proved to be more turbulent than the already volatile first quarter. On March 24th the NASDAQ hit its peak intraday trading level of 5078, which was followed by a 40% correction. While it has now recovered about half of that loss, it still traded at a remarkable 141 times trailing-12-months as of June 30.

         In this environment, CALAMOS ASSET MANAGEMENT has been selective in the tech sector despite our long-term enthusiasm for its importance to economic growth. Instead, we chose to own predominantly value-oriented convertibles that offer defensive characteristics. This stabilizing move enhanced performance.

         At the same time, we reinvested proceeds by increasing the Portfolio's exposure to the financial sector due to the extremely attractive valuation levels of the convertibles and their underlying stocks. The overweighting in this sector along with good bottom-up selection added value. We also added value by being overweight in utilities as the progressive companies we owned employed technology to wring out the inefficiencies traditionally associated with that industry. In addition, we benefited Portfolio performance by increasing the exposure to consumer-oriented companies; at period-end, pharmaceuticals comprised the Portfolio's largest industry.

         The Portfolio's energy sector exposure was underweighted. The sharp price appreciation in oil prices boosted many of the convertible prices in this sector. We have been underweight in the energy sector since 1997 as a result of weak global demand and a lack of attractive convertible alternatives in this sector.

         Finally, we added value by remaining disciplined regarding overall risk/reward. The deep-in-the-money convertibles performed poorly, but the Portfolio was minimally exposed to these equity-like issues. The Portfolio was also positioned in companies with higher credit ratings than the convertible market as a whole, which proved beneficial.

         WHAT IS THE OUTLOOK FOR THE CALAMOS CONVERTIBLE PORTFOLIO?
         We at CALAMOS ASSET MANAGEMENT acknowledge the bumpy ride investors have faced. We feel that this volatility--though considerable--will not subside soon since we are in the midst of a dramatic change in the way businesses operate. Insightful investors realize that the flip side of volatility is an opportunistic investment climate.

         We do not feel inflation will spiral out of control. Instead, we believe productivity increases will continue to offset wage pressure. Today's increase in inflation is due to short-term supply and demand constraints that are quickly brought back into equilibrium and, of course, a cartel that is managing the price of oil. While the financial markets are trying to understand all of this change, they are also subject to severe mood swings that complicate matters further.

         At CALAMOS, we are finding excellent opportunities in many of the old-economy issues that we feel will do well in the new environment. We are also participating in companies that we feel are laying the foundation or have the correct business model for the new business environment. We believe the convertible security as an investment vehicle in these volatile times should prove a comfortable means to build wealth and navigate this productivity revolution over the coming decade.


         This report has been prepared by CALAMOS ASSET MANAGEMENT, INC. (CAM), the Portfolio's adviser, for information purposes; any opinions expressed herein reflect our judgment as of this date and are subject to change. The forecasts may not prove true.








         CALAMOS CONVERTIBLE PORTFOLIO
         Total Return


         --------------------------------------------------
         SINCE INCEPTION           ONE YEAR
         (5/1/99-6/30/00)          (7/1/99-6/30/00)
         --------------------------------------------------
         28.0%                     24.4%
         --------------------------------------------------


         TOTAL RETURN measures net investment income and capital gain or loss from portfolio investments and reflects changes in share price, reinvestment of income and capital gain distributions.

PORTFOLIO MANAGERS
------------------


[PHOTO]  JOHN P. CALAMOS
         President and Chief Investment Officer

                    -    Over 25 years of investment management experience

                    - Authority on convertibles, listed call options and other hedging techniques

                    - Authored two books on convertible investing, the latest: Convertible Securities, the Latest Instruments, Portfolio Strategies and Valuation Analysis, 1998

                    -    Member of the Investment Analysts Society of Chicago

                    -    BS Economics - Illinois Institute of Technology

                    -    MBA Finance - Illinois Institute of Technology




[PHOTO]  NICK P. CALAMOS, CFA
         Senior Vice President/Managing Director

                    -    More than 17 years of investment management experience

                    -    Oversees research and portfolio management for the firm

                    -    Member of the Investment Analysts Society of Chicago

                    -    Chartered Financial Analyst

                    -    BS Economics - Southern Illinois University

                    -    MS Finance - Northern Illinois University

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2000
(UNAUDITED)

PRINCIPAL
AMOUNT                                                                     VALUE
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (55.9%)
                  BASIC INDUSTRIES (0.3%)
$          25,000 Inco, Ltd.                                        $     22,531
                  5.750%,07/01/04

                  CAPITAL GOODS-INDUSTRIAL (0.6%)
           53,000 Interim Services, Inc.                                  41,080
                  4.500%, 06/01/05

                  CAPITAL GOODS-TECHNOLOGY (32.4%)
           47,000 Advanced Energy                                         63,803
                  5.250%, 11/15/06
           40,000 Amkor Technology, Inc. (b)                              36,834
                  5.000%, 03/15/07
           20,000 Atmel Corporation (b)(c)                                21,125
                  0.000%, 04/21/18
           14,000 Atmel Corporation (c)                                   14,787
                  0.000%, 04/21/18
          125,000 Anixter International (b)(c)                            32,500
                  0.000%, 06/28/20
          128,000 Bell Atlantic Financial                                125,280
                  5.750%, 04/01/03
           87,000 Bell Atlantic Financial                                102,986
                  4.250%, 09/15/05
           85,000 Conexant Systems, Inc.                                  66,513
                  4.000%, 02/01/07
           60,000 Conexant Systems (b)                                    46,950
                  4.000%, 02/01/07
           25,000 Commscope, Inc.                                         28,489
                  4.000%, 12/15/06
           25,000 Commscope, Inc. (b)                                     28,489
                  4.000%, 12/15/06
           90,000 Cypress Semiconductor                                  104,850
                  4.000%, 02/01/05
           25,000 Cypress Semiconductor                                   24,250
                  3.750%, 07/01/05
          145,000 Hewlett-Packard (c)                                    137,025
                  0.000%, 10/14/17
           20,000 I2 Technologies (b)                                     30,911
                  5.250%, 12/15/06
           65,000 Juniper Networks,Inc.                                   71,843
                  4.750%, 03/15/07
           20,000 Liberty Media Group (b)                                 28,658
                  4.000%, 11/15/29
           50,000 Liberty Media Group (b)                                 53,983
                  3.750%, 02/15/30

                  See accompanying Notes to Financial Statements

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2000
(UNAUDITED)

PRINCIPAL
AMOUNT                                                                     VALUE
--------------------------------------------------------------------------------
                  CAPITAL GOODS-TECHNOLOGY (CONTINUED)
$         110,000 LSI Logic Corporation                             $    116,875
                  4.000%, 02/15/05
           75,000 Merrill Lynch Basket                                    81,938
                  0.500%, 02/03/05
          115,000 Morgan Stanley Basket                                  135,125
                  0.500%, 12/13/04
           65,000 National Data Corporation                               54,274
                  5.000%, 11/01/03
          110,000 Nextel Communications (b)                              115,210
                  5.250%, 01/15/10
           40,000 Rational Software (b)                                   58,105
                  5.000%, 02/01/07
            7,000 Systems & Computer Technology                            6,335
                  5.000%, 10/15/04
           76,000 Solectron Corporation (c)                               51,739
                  0.000%, 01/27/19
           95,000 Solectron Corporation (c)                               61,631
                  0.000%, 05/08/20
          190,000 Salomon Smith Barney                                   181,925
                  0.250%, 04/18/05
           94,000 Telefonos De Mexico                                    121,730
                  4.250%, 06/15/04
           50,000 Triquint Semiconductor (b)                              45,875
                  4.000%, 03/01/07
           21,000 Veritas Software                                        68,289
                  1.856%, 08/13/06
           20,000 Vitesse Semiconductor (b)                               18,287
                  4.000%, 03/15/05
                                                                    ------------
                                                                       2,136,614

                  CONSUMER CYCLICALS (6.9%)
          355,000 Four Seasons Health (c)                                123,363
                  0.000%, 09/23/29
           75,000 Interpublic Group                                       72,879
                  1.870%, 06/01/06
           10,000 Interpublic Group (b)                                    9,717
                  1.870%, 06/01/06
           20,000 Interpublic Group                                       23,950
                  1.800%, 09/16/04
          130,000 Office Depot, Inc. (c)                                  78,000
                  0.000%, 12/11/07
           50,000 Omnicom Group, Inc.                                     92,491
                  2.250%, 01/06/13
           50,000 Young & Rubicam (b)                                     51,172
                  3.000%, 01/15/05
                                                                    ------------
                                                                       3,085,923

                  See accompanying Notes to Financial Statements

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2000
(UNAUDITED)

PRINCIPAL
AMOUNT                                                                     VALUE
--------------------------------------------------------------------------------
                  CONSUMER GROWTH STAPLES (11.0%)
$           7,000 Alpharma, Inc. (b)                                $     13,920
                  5.250%, 11/15/06
          165,000 Alza Corporation (c)                                   131,588
                  0.000%, 07/14/14
          105,000 Clear Channel Communication                            103,072
                  1.500%, 12/01/02
           25,000 CV Therapeutics, Inc. (b)                               30,063
                  4.750%, 03/07/07
           36,000 Elan Finance Corporation (b)(c)                         26,676
                  0.000%, 12/14/18
          112,000 Elan Finance Corporation  (c)                           82,994
                  0.000%, 12/14/18
           60,000 Ivax Corporation (b)                                    78,523
                  5.500%, 05/15/07
          225,000 Kohls Corporation (b)(c)                               130,725
                  0.000%, 06/12/20
           31,000 News America Holdings (c)                               34,436
                  0.000%, 03/11/13
           57,000 Roche Holdings, Inc. (b)(c)                             27,360
                  0.000%, 05/06/12
           40,000 Roche Holdings, Inc. (c)                                22,200
                  0.000%, 05/06/12
           90,000 Universal Health Services                               41,626
                  0.426%, 06/23/20
                                                                    ------------
                                                                         723,183
                  ENERGY (3.9%)
           54,000 Loews Corporation                                       45,225
                  3.125%, 09/15/07
            8,000 Diamond Offshore Drill                                   8,464
                  3.750%, 02/15/07
          135,000 Devon Energy                                           130,613
                  4.900%, 08/15/08
          135,000 Devon Energy, (b)                                       60,075
                  4.900%, 08/15/08
           10,000 Kerr-McGee Corporation                                  11,562
                  5.250%, 02/15/10
                                                                    ------------
                                                                         255,939

                  FINANCIAL (0.8%)
           59,000 Financial Federal Corporation                           50,519
                  4.500%, 05/01/05

                  TOTAL CONVERTIBLE BONDS
                  (Cost $3,346,599)                                    3,681,438

                  See accompanying Notes to Financial Statements

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2000
(UNAUDITED)

NUMBER OF
SHARES                                                                     VALUE
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (27.4%)
                  BASIC INDUSTRIES (1.0%)
            1,695 International Paper Capital Trust                 $     68,019
                  5.250%

                  CAPITAL GOODS-TECHNOLOGY (1.4%)
              240 Global Crossing (b)                                     42,987
                  7.000%
              210 Global Crossing (b)                                     16,250
                  6.375%
              650 Titan Capital Trust (b)                                 35,357
                  5.750%
                                                                    ------------
                                                                          94,594

                  CONSUMER CYCLICALS (1.9%)
              650 American Classic Voyage                                 27,138
                  7.000%
            2,550 Newell Financial                                        97,538
                  5.250%
                                                                    ------------
                                                                         124,676

                  CONSUMER GROWTH STAPLES (2.7%)
            1,150 Biovail Corporation                                     62,244
                  6.750%
            1,635 Monsanto Company                                        73,984
                  6.500%
              900 Wendy's International                                   40,500
                  5.000%
                                                                    ------------
                                                                         176,728

                  CONSUMER STAPLES (4.2%)
            2,365 Seagram, Ltd.                                          127,119
                  3.760%
            3,990 Suiza Capital Trust II                                 152,370
                  5.500%
                                                                    ------------
                                                                         279,489

                  FINANCIAL (9.7%)
            1,450 Ace, Ltd.                                               90,715
                  4.125%
            1,450 Equity Office Trust                                     61,263
                  5.250%
            1,100 Equity Resource Properties                              24,750
                  7.250%
            2,150 Host Marriott                                           71,487
                  6.750%

                  See accompanying Notes to Financial Statements

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2000
(UNAUDITED)

NUMBER OF
SHARES                                                                     VALUE
--------------------------------------------------------------------------------
                  FINANCIAL (CONTINUED)
            2,200 Metlife Capital Trust                             $    152,213
                  4.000%
            4,575 National Australia Bank                                129,530
                  7.875%
            2,050 Vornado Realty Trust                                   106,214
                  3.250%
                                                                    ------------
                                                                         636,172

                  TRANSPORTATION (1.0%)
            1,255 Arkansas Best Corporation                               48,945
                  2.875%
              390 Union Pacific Capital Trust                             15,307
                  6.250%
                                                                    ------------
                                                                          64,252

                  UTILITIES (5.5%)
            3,200 AES Corporation Trust VII (b)                          190,700
                  6.000%
            2,400 Calpine Capital Trust (b)                              174,000
                  5.500%
                                                                    ------------
                                                                         364,700

                  TOTAL CONVERTIBLE
                  PREFERRED STOCKS
                  (Cost $1,777,145)                                    1,808,630













                  See accompanying Notes to Financial Statements

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2000
(UNAUDITED)

NUMBER OF
SHARES                                                                     VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (6.5%)
                  CAPITAL GOODS-TECHNOLOGY (2.0%)
              775 Ciena Corporation (a)                             $    129,183

                  CONSUMER CYCLICALS (3.7%)
            2,230 Boeing Company                                          93,242
            3,200 Liz Claiborne, Inc.                                    112,800
            1,964 Royal Caribbean Cruise, Ltd.                            36,334

                                                                    ------------
                                                                         242,376

                  FINANCIAL (0.8%)
            1,210 MGIC Investment                                         55,056

                  TOTAL COMMON STOCKS
                  (Cost $384,632)                                        426,615

                  TOTAL INVESTMENTS (89.8%)                            5,916,683
                  (Cost $5,508,376)                                 ============

                  CASH DEPOSITS WITH CUSTODIAN (6.0%)                    396,628
                  (INTEREST BEARING)                                ============

                  OTHER ASSETS LESS LIABILITIES (4.2%)                   273,462
                                                                    ============

                  NET ASSETS (100.0%)                               $  6,586,773
                                                                    ============

                  NET ASSET VALUE PER SHARE-CLASS A                 $      12.49
                  (527,320  shares outstanding)                     ============





Notes to Schedule of Investments

         (a)      Non-income producing security

         (b) Rule 144A security - Private placement securities issued under Rule 144A are exempt from the registration requirement of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Funds, and any resale by the Funds must be an exempt transaction, normally to other qualified institutional investors.

         (c)      LYON-Liquid Yield Option Note


                  See accompanying Notes to Financial Statements

CALAMOS CONVERTIBLE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000
(UNAUDITED)


ASSETS
 Investments, at value (cost $5,508,376)                             $5,916,683
 Cash with custodian (interest bearing)                                 396,628
 Accrued interest and dividends receivable                               35,114
 Other Assets                                                            37,435
 Receivable for investments sold                                        292,040
 Receivable for Fund shares sold                                              -
 Prepaid expenses                                                             -
 Due from Advisor                                                        58,435
                                                                     ----------
        Total Assets                                                 $6,736,335
                                                                     ----------

LIABILITIES AND NET ASSETS
 Payable for investments purchased                                      135,216
 Payable for Fund shares redeemed                                             -
 Payable to investment adviser                                            3,746
 Accounts payable and accrued liabilities                                10,600
                                                                     ----------
        Total Liabilities                                               149,562
                                                                     ----------
 NET ASSETS                                                          $6,586,773
                                                                     ----------

ANALYSIS OF NET ASSETS
Excess of amounts received from issuance
        of shares over amounts paid on redemptions
        of shares on account of capital                              $6,095,864
Accumulated net realized gain (loss)
        on investments                                                   82,603
Unrealized appreciation (depreciation) of investments                   408,306
                                                                     ----------

NET ASSETS                                                           $6,586,773
                                                                     ==========


 Net Assets Applicable to Shares Outstanding                         $6,586,773
 Shares Outstanding                                                     527,320
 Net Asset Value and Redemption Price Per Share                          $12.49



See accompanying Notes to Financial Statements

CALAMOS CONVERTIBLE PORTFOLIO
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000
(UNAUDITED)



INVESTMENT INCOME
Interest                                                       $ 49,053
Dividends                                                        34,967
                                                               --------
   Total Investment Income                                       84,020
                                                               --------

EXPENSES
Investment advisory fees                                         15,447
Transfer agent fees                                               8,200
Custodian fees                                                    8,150
Registration fees                                                 3,094
Professional fees                                                15,190
Accounting fees                                                  15,000
Misc fees                                                         5,700
Trustees' fees                                                    2,575
                                                               --------
   Total expense                                                 73,356
   Less expense reimbursement and waiver                        (52,760)
                                                               --------
   Net expenses                                                  20,596
                                                               --------

NET INVESTMENT INCOME (LOSS)                                     63,424
                                                               --------


REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments and options, and
   forward foreign currency contracts                            90,109
Change in net unrealized appreciation on investments,
   options and forward foreign currency contracts                73,265
                                                               --------
NET GAIN (LOSS) ON INVESTMENTS                                  163,374
                                                               --------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                   $226,798
                                                               ========



See accompanying Notes to Financial Statements

CALAMOS CONVERTIBLE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
PERIOD ENDED 6/30/00 AND 12/31/99
(UNAUDITED)

                                                                    SIX MONTHS     PERIOD ENDED*
                                                                   ENDED 6/30/00     12/31/99
OPERATIONS
Net investment income                                               $    63,424    $    18,689
Net realized gain (loss) on investments (including options)
   and forward foreign currency contracts                                90,109         (7,506)
Change in unrealized appreciation/depreciation on
   investments (including options) and forward currency contracts        73,265        335,041
                                                                    -----------    -----------
Increase in net assets resulting from operations                        226,798        346,224
                                                                    ===========    ===========

DISTRIBUTIONS TO
   SHAREHOLDERS
Net investment income                                                   (75,214)       (18,689)
Return of Capital                                                             -         (9,445)
                                                                    -----------    -----------
Total Distributions                                                     (75,214)       (28,134)
                                                                    ===========    ===========

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS                                         3,893,600      2,123,499
                                                                    -----------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                               4,045,184      2,441,589



NET ASSETS
Beginning of period                                                   2,541,589        100,000
                                                                    -----------    -----------
End of period                                                         6,586,773      2,541,589
                                                                    -----------    -----------

Undistributed Net Investment Income                                 $         -    $         -


* The Fund commenced operations on May 1, 1999.

See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization - Calamos Advisors Trust, a Massachusetts business trust organized February 17, 1999 (the "Trust"), consists of a single series, Calamos Convertible Portfolio (the "Portfolio"). The Trust currently offers Portfolio's shares to certain life insurance companies (Participating Insurance Companies) for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio commenced operations on May 1, 1999.

Portfolio Valuation - Investments are stated at value. Securities for which quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the mean of the most recently quoted bid and asked prices. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Investment Transactions and Investment Income - Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income is recognized using the accrual method and includes amortization of original issue discount and market discount. Dividend income is recognized on the ex-dividend date.

Federal Income Taxes - No provision has been made for Federal income taxes since the Portfolio elected to be taxed as a "regulated investment company" and has made such distributions to shareholders as to be relieved of all Federal income taxes.

Capital Loss Carryforwards - As of June 30, 2000, the Portfolio had capital loss carryforwards of $7,506, which if not used will expire in 2008.

Dividends and Capital Gains - The Portfolio intends to distribute to its shareholders its net investment income quarterly and net capital gain, if any, annually. Distributions to shareholders are recorded on ex-dividend date. Income and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

NOTE 2 - INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with Calamos Asset Management, Inc. ("CAM"), the Portfolio pays an investment advisory fee at the annual rate of 0.75% of the average daily net assets of the Portfolio.

CAM has voluntarily undertaken to limit normal operating expenses of the Portfolio to 1.00% of average daily net assets. As of June 30, 2000, this expense reimbursement and waiver was $52,760. This reimbursement and waiver is voluntary and may be terminated by CAM at any time.

Certain portfolio transactions for the Funds have been executed through CALAMOS FINANCIAL SERVICES, INC. ("CFS") as broker, consistent with the Fund's policy of obtaining best price and execution. During the six months ended June 30, 2000 the Portfolio paid brokerage commissions to CFS on purchases and sales of portfolio securities in the amount of $269.

Certain officers and trustees of the Trust are also officers and directors of CAM. All officers and affiliated trustees serve without direct compensation from the Trust.

NOTE 3 - INVESTMENTS

Purchases and sales of investments other than short-term obligations for the period ended June 30,2000 were as follows:

   Purchases                                          $ 4,699,444

   Proceeds from sales                                  1,183,682

The following information is based on the cost basis of investments for Federal income tax purposes at June 30, 2000:

   Cost basis of investments                          $ 5,508,376
   Gross unrealized appreciation                          600,696
   Gross unrealized depreciation                          192,390
   Net unrealized appreciation                            408,306

NOTE 4 - INTEREST BEARING CASH DEPOSIT WITH CUSTODIAN

The Portfolio earns interest on its average daily balance with the custodian at a rate equal to the current Federal Reserve federal funds rate. During the period ended June 30, 2000, the Portfolio earned $10,271 in interest income under this arrangement.

NOTE 5 - CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Portfolio:

Period ended June 30, 2000:

                                   SHARES             DOLLARS
                                   ------             -------
Shares sold                        322,723            $ 3,940,160
Shares issued in reinvestment
     of distributions                6,040                 75,214
Less shares redeemed               (10,127)              (121,774)
Increase                           318,636            $ 3,893,600




Period ended December 31, 1999:

                                   SHARES             DOLLARS
                                   ------             -------
Shares sold                        198,074            $ 2,114,924
Shares issued in reinvestment
     of distributions                2,350                 28,134
Less shares redeemed                (1,740)               (19,559)
Increase                           198,684            $ 2,123,499

CALAMOS CONVERTIBLE PORTFOLIO
FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                Six Months     May 1, 1999
                                                                  Ended            to
                                                              June 30, 2000   Dec. 31, 1999
                                                              -------------   -------------
Net asset value, beginning of period                            $  12.18        $  10.00

Income from investment operations:
     Net investment income                                          0.08            0.09
     Net realized and unrealized gain (loss) on investments         0.39            2.23
                                                                --------        --------
          Total from investment operations                          0.47            2.32
                                                                --------        --------

Less distributions:
     Dividends from net investment income                          (0.16)          (0.09)
     Dividends paid from capital                                     -             (0.05)
                                                                --------        --------
          Total distributions                                      (0.16)          (0.14)
                                                                --------        --------

Net assets value, end of period                                 $  12.49        $  12.18
                                                                ========        ========

Total Return (a)                                                    3.88%           (1.5%)

Ratios and supplemental data:
     Net assets, end of period                                  $  6,587        $  2,542
     Ratio of expenses to average net assets (b)                    1.00%           1.00%
     Ratio of net investment income to average net assets (b)       3.06%           3.10%

Portfolio Turnover Rate (annualized)                               63.01%          31.65%



     (a)  Total return is not annualized.
     (b) After the reimbursement and waiver of expenses by the Advisor equivalent to 2.54%* and 8.86%* of average net assets.
          * Annualized